UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 12, 2024
GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-06714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 North 17th Street, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)
(703) 345-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class B Common Stock, par value $1.00 per share	GHC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 12, 2024, the Board of Directors of Graham Holdings Company (the “Company”) unanimously adopted Amended and Restated By-Laws of the Company (as amended and restated, the “Amended and Restated By-Laws”), effective immediately.

The amendments adopted in the Amended and Restated By-Laws, among other things:

•include procedural and substantive requirements for (i) stockholder nominations of directors at a meeting of the stockholders, including the timing for providing notice of such nominations, the number of candidates that may be nominated, certain information requirements relating to nominating stockholders and director nominees and matters relating to the “universal proxy” rules set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and (ii) stockholder proposals of business to be transacted at a meeting of the stockholders, including the timing for providing notice of such proposals and certain information requirements relating to proposing stockholders and the proposals of business;

•provide that, unless the Company otherwise consents in writing to the selection of an alternative forum, (i) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and (ii) the Court of Chancery of the State of Delaware (the “Court of Chancery”) (or, if and only if the Court of Chancery lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) shall be the exclusive forum for the resolution of certain internal corporate claims;

•remove the requirements that (i) at least three-fourths of the persons serving as directors must be citizens of the United States of America and (ii) the Company shall not be owned or controlled directly or indirectly by any other corporation of which any officer or more than one-fourth of the directors are Aliens (as defined in the Amended and Restated By-Laws);

•update certain provisions to conform to the Delaware General Corporation Law, including as it relates to, among other things, notice and adjournment of meetings and accessing the list of stockholders entitled to vote at a meeting of the stockholders; and

•include various other technical and non-substantive changes.

The foregoing summary does not purport to be a complete description of the Amended and Restated By-Laws and is qualified in its entirety by reference to the Amended and Restated By-Laws, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01          Financial Statements and Exhibits.

Exhibit 3.1     Amended and Restated By-Laws of Graham Holdings Company, effective as of September 12, 2024.

Exhibit Index

Exhibit 3.1	Amended and Restated By-Laws of Graham Holdings Company, effective as of September 12, 2024.

Exhibit 104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Holdings Company
(Registrant)

Date: September 12, 2024	/s/ Nicole M. Maddrey
Nicole M. Maddrey, Senior Vice President, General Counsel, Secretary

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